Exhibit 99.1

Novo Integrated Sciences Reports Fiscal Year 2024 Second Quarter Financial Results

BELLEVUE, Wash., April 15, 2024 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the second fiscal quarter ended February 29, 2024.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “The Company’s fiscal year 2024 second quarter period emphasized maximizing operational efficiencies pointed towards future cost savings and margin improvement. The Company continues to work with certain prospective financial partners to close previously announced non-traditional financing opportunities to raise foundational capital with repayment terms necessary to support and accelerate the further growth of Novo’s three-pillar business model. The Company remains committed to the commercialization of its proprietary product offerings and the expansion and delivery of its essential services and solutions for how non-catastrophic healthcare is delivered both now and in the future.”

Financial Highlights for the three-month period ended February 29, 2024:

●	Cash and cash equivalents were $651,747, total assets were $34,949,271, total liabilities were $13,058,987, and stockholders’ equity was $21,890,284.

●	Revenues were $3,170,592, representing an increase of $614,083, or 24%, from $2,556,509 for the three months ended February 28, 2023. The increase in revenue is principally due to an increase in product sales. Acenzia’s and Terragenx’s revenue for the three months ended February 29, 2024 were $884,396 and $103,399, respectively. Revenue from our healthcare services increased by 3.4% when comparing the revenue for the three months ended February 29, 2024 to the three months ended February 28, 2023.

●	Operating costs were $2,863,854, representing an increase of $106,141, or 4%, from $2,757,713 for the three months ended February 28, 2023. The increase in operating costs was principally due to higher fair value of stock options issued during the three months.

●	Net loss attributed to the Company for the three months ended February 29, 2024 was $2,746,128, representing a decrease of $1,875,227, or 41%, from $4,621,355 for the three months ended February 28, 2023. The decrease in net loss was principally due to the increase in gross profit and lower amount of other expenses.

●	On December 21, 2023, the total principal and interest of $449,535 owed on the $445,000 Mast Hill Fund, LP promissory note, dated June 20, 2023, was converted to 457,128 shares of the Company’s common stock and paid in full.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient-first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact

Chris David, COO-President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of February 29, 2024 (unaudited) and August 31, 2023

	February 29,	August 31,
	2024	2023
ASSETS
Current Assets:
Cash and cash equivalents	$651,747	$416,323
Accounts receivable, net	2,153,914	1,467,028
Inventory, net	947,351	1,106,983
Other receivables	1,048,596	1,051,584
Prepaid expenses and other current assets	217,619	346,171
Total current assets	5,019,227	4,388,089

Property and equipment, net	5,246,241	5,390,038
Intangible assets, net	15,205,967	16,218,539
Right-of-use assets, net	1,916,900	1,983,898
Goodwill	7,560,936	7,582,483
TOTAL ASSETS	$34,949,271	$35,563,047

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$2,173,667	$3,513,842
Accrued expenses	1,328,828	1,233,549
Accrued interest (including amounts to related parties)	477,480	382,666
Government loans and notes payable, current portion	93,488	277,405
Convertible notes payable, net of discount of $2,004,245	1,773,533	558,668
Derivative liability	2,312,921	–
Contingent liability	27,756	61,767
Debentures, related parties	914,219	916,824
Due to related parties	434,039	533,001
Finance lease liability	5,788	11,744
Operating lease liability, current portion	417,342	415,392
Total current liabilities	9,959,061	7,904,858

Government loans and notes payable, net of current portion	64,016	65,038
Operating lease liability, net of current portion	1,639,391	1,693,577
Deferred tax liability	1,396,519	1,400,499
TOTAL LIABILITIES	13,058,987	11,063,972

Commitments and contingencies	–	–

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding at February 29, 2024 and August 31, 2023, respectively	–	–
Common stock; $0.001 par value; 499,000,000 shares authorized; 17,748,320 and 15,759,325 shares issued and outstanding at February 29, 2024 and August 31, 2023, respectively	17,749	15,760
Additional paid-in capital	96,082,626	90,973,316
Common stock to be issued (17,375 and 91,138 shares at February 29, 2024 and August 31, 2023)	44,443	1,217,293
Other comprehensive gain (loss)	503,381	(357,383)
Accumulated deficit	(74,459,512)	(67,033,041)
Total Novo Integrated Sciences, Inc. stockholders’ equity	22,188,687	24,815,945
Noncontrolling interest	(298,403)	(316,870)
Total stockholders’ equity	21,890,284	24,499,075
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$34,949,271	$35,563,047

* The condensed consolidated balance sheets’ common stock amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three and Six Months Ended February 29, 2024 and February 28, 2023 (unaudited)

	Three Months Ended		Six Months Ended
	February 29,	February 28,	February 29,	February 28,
	2024	2023	2024	2023

Revenues	$3,170,592	$2,556,509	$7,061,810	$5,975,789

Cost of revenues	1,846,506	1,585,606	3,793,706	3,265,353

Gross profit	1,324,086	970,903	3,268,104	2,710,436

Operating expenses:
Selling expenses	2,590	707	12,176	8,039
General and administrative expenses	2,861,264	2,757,006	8,113,333	6,731,167
Total operating expenses	2,863,854	2,757,713	8,125,509	6,739,206

Loss from operations	(1,539,768)	(1,786,810)	(4,857,405)	(4,028,770)

Non-operating income (expense)
Interest income	2,477	2,243	4,696	4,524
Interest expense	(138,684)	(123,866)	(282,058)	(291,109)
Other expense	(308,763)	—	(960,937)	—
Change in fair value of derivative liability	373,339	—	958,868	—
Amortization of debt discount	(1,114,573)	(2,740,349)	(2,190,501)	(4,230,862)
Foreign currency transaction (loss) gain	(19,588)	3,620	(78,946)	(35,681)
Total other expense	(1,205,792)	(2,858,352)	(2,548,878)	(4,553,128)

Loss before income taxes	(2,745,560)	(4,645,162)	(7,406,283)	(8,581,898)

Income tax expense	—	—	—	—

Net loss	$(2,745,560)	$(4,645,162)	$(7,406,283)	$(8,581,898)

Net income (loss) attributed to noncontrolling interest	568	(23,807)	20,188	(25,130)

Net loss attributed to Novo Integrated Sciences, Inc.	$(2,746,128)	$(4,621,355)	$(7,426,471)	$(8,556,768)

Comprehensive loss:
Net loss	(2,745,560)	(4,645,162)	(7,406,283)	(8,581,898)
Foreign currency translation gain (loss)	750,067	(196,683)	860,764	(617,665)
Comprehensive loss:	$(1,995,493)	$(4,841,845)	$(6,545,519)	$(9,199,563)

Weighted average common shares outstanding - basic and diluted	17,642,829	7,933,492	17,184,569	5,646,937

Net loss per common share - basic and diluted	$(0.16)	$(0.59)	$(0.43)	$(1.52)

* The condensed consolidated statements of operations and comprehensive loss’s share and per share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three and Six Months Ended February 29, 2024 and February 28, 2023 (unaudited)

	Common Stock		Additional Paid-in	Common Stock To	Other Comprehensive Income	Accumulated	Novo Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	(Loss)	Deficit	Equity	Interest	Equity
Balance, August 31, 2023	15,759,325	$15,760	$90,973,316	$1,217,293	$(357,383)	$(67,033,041)	$24,815,945	$(316,870)	$24,499,075
Cashless exercise of warrants	245,802	246	1,323,152	–	–	–	1,323,398	–	1,323,398
Exercise of warrants for cash	240,400	240	240,160	–	–	–	240,400	–	240,400
Share issuance for convertible debt settlement	519,845	520	577,002	–	–	–	577,522	–	577,522
Issuance of common stock to be issued	73,767	74	1,172,776	(1,172,850)	–	–	–	–	–
Common stock issued for services	424,080	424	1,194,976	–	–	–	1,195,400	–	1,195,400
Reverse stock split share rounding	27,973	28	(28)	–	–	–	–	–	–
Foreign currency translation loss	–	–	–	–	110,895	–	110,895	(1,919)	108,976
Net loss	–	–	–	–	–	(4,680,343)	(4,680,343)	19,620	(4,660,723)
Balance, November 30, 2023	17,291,192	$17,292	$95,481,354	$44,443	$(246,488)	$(71,713,384)	$23,583,217	$(299,169)	$23,284,048

Share issuance for convertible debt settlement	457,128	457	453,616	–	–	–	454,073	–	454,073
Foreign currency translation gain	–	–	–	–	749,869	–	749,869	198	750,067
Fair value of stock options	–	–	147,656	–	–	–	147,656	–	147,656
Net loss	–	–	–	–	–	(2,746,128)	(2,746,128)	568	(2,745,560)
Balance, February 29, 2024	17,748,320	$17,749	$96,082,626	$44,443	$503,381	$(74,459,512)	$22,188,687	$(298,403)	$21,890,284

	Common Stock		Additional Paid-in	Common Stock To	Other Comprehensive Income	Accumulated	Novo Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	(Loss)	Deficit	Equity	Interest	Equity
Balance, August 31, 2022	3,118,063	$3,118	$66,084,887	$9,474,807	$560,836	$(53,818,489)	$22,305,159	$(257,588)	$22,047,571
Common stock issued for cash, net of offering costs	400,000	400	1,794,600	–	–	–	1,795,000	–	1,795,000
Issuance of common stock to be issued	3,623	4	92,362	(92,366)	–	–	–	–	–
Cashless exercise of warrants	467,399	467	1,138,583	–	–	–	1,139,050	–	1,139,050
Fair value of stock options	–	–	60,887	–	–	–	60,887	–	60,887
Foreign currency translation loss	–	–	–	–	(417,008)	–	(417,008)	(3,974)	(420,982)
Net loss	–	–	–	–	–	(3,935,413)	(3,935,413)	(1,323)	(3,936,736)
Balance, November 30, 2022	3,989,085	$3,989	$69,171,319	$9,382,441	$143,828	$(57,753,902)	$20,947,675	$(262,885)	$20,684,790

Share issuance for convertible debt settlement	9,310,940	9,311	9,076,740	–	–	–	9,086,051	–	9,086,051
Cashless exercise of warrants	115,935	116	282,417	–	–	–	282,533	–	282,533
Exercise of warrants for cash	131,000	131	130,869	–	–	–	131,000	–	131,000
Issuance of common stock to be issued	320,202	320	8,164,828	(8,165,148)	–	–	–	–	–
Shares issued with convertible notes	95,500	96	82,868	–	–	–	82,963	–	82,963
Value of warrants issued with convertible notes	–	–	86,327	–	–	–	86,327	–	86,327
Fair value of stock options	–	–	60,887	–	–	–	60,887	–	60,887
Extinguishment of derivative liability due to conversion	–	–	1,390,380	–	–	–	1,390,380	–	1,390,380
Foreign currency translation loss	–	–	–	–	(195,821)	–	(195,821)	(862)	(196,683)
Net loss	–	–	–	–	–	(4,621,355)	(4,621,355)	(23,807)	(4,645,162)
Balance, February 28, 2023	13,962,662	$13,963	$88,446,635	$1,217,293	$(51,993)	$(62,375,257)	$27,250,640	$(287,554)	$26,963,086

* The condensed consolidated statements of stockholders’ equity share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six Months Ended February 29, 2024 and February 28, 2023 (unaudited)

	Six Months Ended
	February 29,	February 28,
	2024	2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(7,406,283)	$(8,581,898)
Adjustments for non-cash items:
Depreciation and amortization	1,140,613	1,138,797
Fair value of vested stock options	147,656	121,774
Change in fair value of derivative liability	(958,868)	—
Cashless exercise of warrants	1,323,398	1,421,583
Common stock issued for services	1,195,400	—
Operating lease expense	308,867	419,256
Amortization of debt discount	2,190,501	4,230,862
Foreign currency transaction losses	78,946	35,681
Changes in operating assets and liabilities:
Accounts receivable	(691,424)	57,936
Inventory	157,116	(78,898)
Prepaid expenses and other current assets	127,885	6,143
Accounts payable	(1,333,031)	299,881
Accrued expenses	98,987	148,918
Accrued interest	63,151	28,226
Operating lease liability	(308,867)	(405,082)
Net cash used in operating activities	(3,865,953)	(1,156,821)

CASH FLOWS FROM FINANCING ACTIVITIES:
(Repayments to) proceeds from related parties	(64,837)	6,138
Proceeds from notes payable	145	—
Repayments of notes payable	(184,475)	—
Repayments of finance leases	(5,931)	(4,299)
Proceeds from issuance of convertible notes, net	3,314,153	445,235
Repayment of convertible notes	—	(2,977,778)
Proceeds from the sale of common stock, net of offering costs	—	1,795,000
Proceeds from exercise of warrants	240,400	131,000
Net cash provided by (used in) financing activities	3,299,455	(604,704)

Effect of exchange rate changes on cash and cash equivalents	801,922	192,576

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	235,424	(1,568,949)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	416,323	2,178,687

CASH AND CASH EQUIVALENTS, END OF PERIOD	$651,747	$609,738

CASH PAID FOR:
Interest	$158,367	$275,990
Income taxes	$—	$—

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for convertible debt settlement	$1,031,595	$9,086,051
Debt discount recognized on derivative liability	$—	$1,390,380
Debt discount recognized on convertible note	$—	$297,055
Extinguishment of derivative liability due to conversion	$—	$1,390,380
Common stock issued with convertible notes	$—	$82,963
Warrants issued with convertible notes	$—	$86,327

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.